As filed with the Securities and Exchange Commission on July 13, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 13, 2004

FIRST CHARTER CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373

(Address, including zip code, of principal executive offices)

(704) 688-4300

(Registrant’s telephone number, including area code)

Item 9 Regulation FD Disclosure

     On July 13, 2004, First Charter Corporation announced its financial results for the three and six-month period ended June 30, 2004. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

     On July 13, 2004, as previously announced, First Charter Corporation held a simultaneous analyst presentation and audio webcast to review and discuss a presentation of our second quarter results, and present growth and earnings estimates for the third quarter and the remainder of 2004. The slide package prepared for use by First Charter Corporation executives at this presentation is posted to First Charter Corporation’s website, www.firstcharter.com, and the slides are also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentations is presented as of July 13, 2004 and First Charter Corporation does not assume any obligation to update such information in the future.

     The information included herein, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 12 Disclosure of Results of Operations and Financial Condition

     On July 13, 2004, First Charter Corporation announced its financial results for the three and six-month period ended June 30, 2004. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ Robert O. Bratton
Robert O. Bratton
Executive Vice President and Chief Financial Officer

Dated: July 13, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release disseminated on July 13, 2004 by First Charter Corporation.

99.2	Slide Package prepared for use by First Charter Corporation Executives for securities analysts meeting held on July 13, 2004.